Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of SK SHASTA AQCUISITION CORP. 2 (the "Company") on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kurt Pichler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kurt Pichler
Kurt Pichler Principal Executive Officer January 23, 2009